Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-term Debt [Text Block]
15. Long-Term Debt
Long-term debt was as follows:

	December 31,
	2015	2014
	(In thousands)
Western obligations:
Revolving Credit Facility due 2019	$—	$—
Term Loan Credit Facility due 2020, net of unamortized financing costs of $9,442 and $11,382, respectively	529,558	533,118
6.25% Senior Unsecured Notes due 2021, net of unamortized financing costs of $4,938 and $5,877, respectively	345,062	344,123
Total Western obligations	874,620	877,241
NTI obligations:
Revolving Credit Facility due 2018	—	—
7.125% Senior Secured Notes, due November 2020, net of unamortized financing costs of $2,032 and $2,345 and unamortized premium of $5,925 and $7,037, respectively	353,893	354,692
Total NTI obligations	353,893	354,692
WNRL obligations:
Revolving Credit Facility due 2018	145,000	269,000
7.5% Senior Notes due 2023, net of unamortized financing costs of $6,072 for 2015	293,928	—
Total WNRL obligations	438,928	269,000
Unamortized financing costs, revolving credit facilities	(17,047)	(20,768)
Long-term debt	1,650,394	1,480,165
Current portion of long-term debt	(5,500)	(5,500)
Long-term debt, net of current portion	$1,644,894	$1,474,665

As of December 31, 2015, annual long-term debt maturities through 2017 are $5.5 million. In 2018, 2019 and 2020, long-term debt maturities are $150.5 million, $5.5 million and $867.0 million, respectively. Thereafter, total long-term debt maturities are $650.0 million.
Interest expense and other financing costs were as follows:

	Year Ended December 31,
	2015	2014	2013
	(In thousands)
Contractual interest:
Western obligations	$45,248	$51,114	$42,768
NTI obligations	24,474	20,342	4,883
WNRL obligations	21,079	1,096	—
	90,801	72,552	47,651
Amortization of loan fees	7,561	7,786	6,541
Amortization of original issuance discount	—	7,352	15,502
Other interest expense	9,059	11,717	6,835
Capitalized interest	(1,818)	(2,345)	(1,948)
Interest expense and other financing costs	$105,603	$97,062	$74,581

We amortize original issue discounts and financing fees using the effective interest method over the respective term of the debt. Our creditors have no recourse to the assets owned by either of NTI or WNRL, and the creditors of NTI and WNRL have no recourse to our assets or those of our other subsidiaries.
Western Obligations
Revolving Credit Facility
On April 11, 2013, we entered into the Second Amended and Restated Revolving Credit Agreement ("Western 2018 Revolving Credit Facility"). Lenders under the Western 2018 Revolving Credit Facility extended $900.0 million in commitments that mature on April 11, 2018 and incorporate a borrowing base tied to eligible accounts receivable and inventory. The Western 2018 Revolving Credit Facility also provides for letters of credit and swing line loans and provides for a quarterly commitment fee ranging from 0.25% to 0.50% per annum subject to adjustment based upon the average utilization ratio and letter of credit fees ranging from 1.75% to 2.25% per annum, payable quarterly, subject to adjustment based upon the average excess availability. Borrowings can be either base rate loans plus a margin ranging from 0.75% to 1.25% or LIBOR loans plus a margin ranging from 1.75% to 2.25%, in each case subject to adjustment based upon the average excess availability under the Western 2018 Revolving Credit Facility. The majority of Western's restricted subsidiaries fully and unconditionally guarantee the Western Revolving Credit Facility on a joint and several basis. The Western 2018 Revolving Credit Facility is secured by our cash and cash equivalents, accounts receivable and inventory.
On October 2, 2014, we entered into the Third Amended and Restated Revolving Credit Agreement ("Western 2019 Revolving Credit Facility"). Lenders committed $900.0 million, all of which will mature on October 2, 2019. The commitments under the Western 2019 Revolving Credit Facility may be increased in the future to $1.4 billion, subject to certain conditions (including the agreement of financial institutions, in their sole discretion, to provide such additional commitments). The amended terms of the agreement include revised borrowing rates. Borrowings can be either base rate loans plus a margin ranging from 0.50% to 1.00% or LIBOR loans plus a margin ranging from 1.50% to 2.00%, subject to adjustment based upon the average excess availability. The Western 2019 Revolving Credit Facility also provides for a quarterly commitment fee ranging from 0.250% to 0.375% per annum, subject to adjustment based upon the average utilization ratio, and letter of credit fees ranging from 1.50% to 2.00% per annum payable quarterly, subject to adjustment based upon the average excess availability. Borrowing availability under the Western 2019 Revolving Credit Facility is tied to the amount of our and our restricted subsidiaries' eligible accounts receivable and inventory. The Western 2019 Revolving Credit Facility is guaranteed, on a joint and several basis, by certain of our subsidiaries and will be guaranteed by certain newly acquired or formed subsidiaries, subject to certain limited exceptions. The Western 2019 Revolving Credit Facility is secured by our cash and cash equivalents, accounts receivable and inventory, but not our fixed assets. The Western 2019 Revolving Credit Facility contains certain covenants, including but not limited to, limitations on debt, investments, and dividends and the maintenance of a minimum fixed charge coverage ratio in certain circumstances.
As of December 31, 2015, we had no direct borrowings under the Revolving Credit Agreement, and we had net availability under the Western 2019 Revolving Credit Facility of $247.5 million. This availability is net of $64.4 million in outstanding letters of credit.
Term Loan Credit Agreement
On November 12, 2013, we entered into a term loan credit agreement (the "Western 2020 Term Loan Credit Facility"). The Western 2020 Term Loan Credit Facility provides for loans of $550.0 million, matures on November 12, 2020 and provides for quarterly principal payments of $1.4 million until September 30, 2020, with the remaining balance then outstanding due on the maturity date. The Western 2020 Term Loan Credit Facility bears interest at a rate based either on the base rate (as defined in the Western 2020 Term Loan Credit Facility) plus 2.50% or the Eurodollar Rate (as defined in the Western 2020 Term Loan Credit Facility) plus 3.50% (with a Euro dollar rate floor of 1.00%). The Western 2020 Term Loan Credit Facility is secured by both the El Paso and Gallup refineries and is fully and unconditionally guaranteed on a joint and several basis by substantially all of Western's material subsidiaries. The Western 2020 Term Loan Credit Facility contains customary restrictive covenants including limitations of debt, investments and dividends, and does not contain any financial maintenance covenants.
11.25% Senior Secured Notes
During the first and second quarters of 2013, we redeemed or otherwise purchased and canceled all outstanding Western Senior Secured Notes for $349.4 million, including $24.4 million in redemption fees, resulting in a loss on extinguishment of debt of $46.7 million including the write-off of $4.2 million of unamortized loan fees.
6.25% Senior Unsecured Notes
On March 25, 2013, we entered into an indenture (the "Western 2021 Indenture") for the issuance of $350.0 million in aggregate principal amount of 6.25% Senior Unsecured Notes due 2021 (the "Western 2021 Senior Unsecured Notes"). The Western 2021 Senior Unsecured Notes are guaranteed on a senior unsecured basis by each of our wholly-owned domestic restricted subsidiaries that guarantee any of our indebtedness under our (a) Western 2019 Revolving Credit Facility or (b) any other Credit Facilities (as each such term is defined in the Western 2021 Indenture), or any capital markets debt, in the case of clause (b), in a principal amount of at least $150.0 million. The Western 2021 Senior Unsecured Notes and guarantees are our and each guarantor's general obligations and rank equally and ratably with all of our existing and future senior indebtedness and senior to our and the guarantors' subordinated indebtedness. The Western 2021 Senior Unsecured Notes are effectively subordinated in right of payment to all secured indebtedness (including secured indebtedness under the Western 2019 Revolving Credit Facility) to the extent of the value of the collateral securing such indebtedness. We pay interest on the Western 2021 Senior Unsecured Notes semi-annually in arrears on April 1 and October 1 of each year. The Western 2021 Senior Unsecured Notes mature on April 1, 2021.
The Western 2021 Indenture contains covenants that limit our ability to, among other things: pay dividends or make other distributions in respect of our capital stock or make other restricted payments; make certain investments; sell certain assets; incur additional debt or issue certain preferred shares; create liens on certain assets to secure debt; consolidate, merge, sell or otherwise dispose of all or substantially all of our assets; restrict dividends or other payments from restricted subsidiaries; and enter into certain transactions with our affiliates. The Western 2021 Indenture also provides for events of default that if any of them occur would permit or require the principal, premium, if any, and interest on all the then outstanding Western 2021 Senior Unsecured Notes to be due and payable immediately.
5.75% Convertible Senior Unsecured Notes
On March 7, 2014, we provided notice to the Trustee and the holders (the “Noteholders”) of our 5.75% Convertible Senior Unsecured Notes (the "Western Convertible Notes") informing the Trustee and the Noteholders of our election, with respect to all conversions requested by Noteholders in accordance with the terms of the indenture received by the conversion agent on or after March 20, 2014, to settle conversions of the Western Convertible Notes through the issuance of shares of our common stock. On various dates between March 26, 2014, and June 2, 2014, we delivered an aggregate of 9,155 shares of common stock to Noteholders to satisfy the conversion of $87,000 aggregate principal amount of Western Convertible Notes based on conversion rates, dependent on conversion date, of 105.2394 or 105.8731 shares of common stock for each $1,000 of principal amount of Western Convertible Notes converted. On June 16, 2014, we delivered 22,750,088 shares of common stock to Noteholders, to satisfy the conversion of $214,881,000 aggregate principal amount of Western Convertible Notes, based on a conversion rate of 105.8731 shares of common stock for each $1,000 of principal amount of Western Convertible Notes converted.
In addition to these conversions, we paid cash for the remainder of the outstanding amount of the Western Convertible Notes with a nominal loss on extinguishment of debt.
Our payment of dividends is limited under the terms of the Western 2019 Revolving Credit Facility, the Western 2021 Indenture and the Western 2020 Term Loan Credit Facility, and in part, depends on our ability to satisfy certain financial covenants. Note guarantors will be released if they cease to be a Restricted Subsidiary as the result of a transaction permitted under the terms of the indenture, including through the disposition of capital stock of the guarantor.
NTI Obligations
Revolving Credit Facility
On September 29, 2014, certain subsidiaries of NTI entered into the Amended and Restated Revolving Credit Agreement (the "NTI Revolving Credit Facility"), increasing the aggregate principal amount available prior to the amendment and restatement from $300.0 million to $500.0 million. The NTI Revolving Credit Facility, which matures on September 29, 2019, incorporates a borrowing base tied to eligible accounts receivable and inventory and provides for up to $500.0 million for the issuance of letters of credit and up to $45.0 million for swing line loans. The NTI Revolving Credit Facility may be increased up to a maximum aggregate principal amount of $750.0 million, subject to certain conditions (including the agreement of financial institutions, in their sole discretion, to provide such additional commitments). Obligations under the NTI Revolving Credit Facility are secured by substantially all of NTI’s assets. Indebtedness under the NTI Revolving Credit Facility is recourse to Northern Tier Energy LLC ("NTI LLC") and certain of its subsidiaries that are borrowers thereunder, its general partner, and is guaranteed by NTI and certain of its subsidiaries. Borrowings under the NTI Revolving Credit Facility bear interest at either (a) a base rate plus an applicable margin (ranging between 0.50% and 1.00%) or (b) a LIBOR rate plus an applicable margin (ranging between 1.50% and 2.00%), in each case subject to adjustment based upon the average historical excess availability. In addition to paying interest on outstanding borrowings, NTI is also required to pay a quarterly commitment fee ranging from 0.250% to 0.375% subject to adjustment based upon the average utilization ration and letter of credit fees ranging from 1.50% to 2.00% subject to adjustment based upon the average historical excess availability. The NTI Revolving Credit Facility contains certain covenants, including but not limited to, limitations on debt, investments and dividends and the maintenance of a minimum fixed charge coverage ratio in certain circumstances. NTI incurred financing costs of $3.0 million associated with the amended and restated NTI Revolving Credit Facility.
As of December 31, 2015, the availability under the NTI Revolving Credit Facility was $152.7 million. This availability is net of $46.3 million in outstanding letters of credit. There were no borrowings under the NTI Revolving Credit Facility at December 31, 2015.
7.125% Secured Notes
On November 8, 2012, NTI LLC, and Northern Tier Finance Corporation (together with NTI LLC, the "NTI 2020 Notes Issuers"), issued $275.0 million in aggregate principal amount of 7.125% senior secured notes due 2020 (the "NTI 2020 Secured Notes").
NTI increased the principal amount of the 2020 Secured Notes in September 2014 by an additional $75.0 million in principal value at a premium of $4.2 million. This additional offering was issued under the same indenture as the existing 2020 Secured Notes and the new notes issued have the same terms as the existing notes. The offering generated cash proceeds of $79.2 million including an issuance premium of $4.2 million. NTI incurred financing costs of $2.5 million associated with this offering. The issuance premium will be amortized to interest expense over the remaining life of the notes.
The obligations under the NTI 2020 Secured Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by Northern Tier Energy LP and on a senior secured basis by (i) all of NTI LLC’s restricted subsidiaries that borrow, or guarantee obligations, under the NTI Revolving Credit Facility or any other indebtedness of NTI LLC or another subsidiary of NTI LLC that guarantees the NTI 2020 Secured Notes and (ii) all other material wholly-owned domestic subsidiaries of NTI LLC. The indenture governing the NTI 2020 Secured Notes contains covenants that limit or restrict dividends or other payments from restricted subsidiaries. Indebtedness under the NTI 2020 Secured Notes is guaranteed by NTI and certain of their subsidiaries.
WNRL Obligations
Revolving Credit Facility
On October 16, 2013, WNRL entered into a $300.0 million senior secured revolving credit facility ("WNRL Revolving Credit Facility"). WNRL has the ability to increase the total commitment of the revolving credit facility by up to $200.0 million for a total facility size of up to $500.0 million, subject to receiving increased commitments from lenders and to the satisfaction of certain conditions. The WNRL Revolving Credit Facility includes a $25.0 million sub-limit for standby letters of credit and a $10.0 million sub-limit for swing line loans. Obligations under the WNRL Revolving Credit Facility and certain cash management and hedging obligations are guaranteed by all of WNRL's subsidiaries and, with certain exceptions, will be guaranteed by any formed or acquired subsidiaries. Obligations under the WNRL Revolving Credit Facility are secured by a first priority lien on substantially all of WNRL's and its subsidiaries' significant assets. The WNRL Revolving Credit Facility will mature on October 16, 2018. Borrowings under the WNRL Revolving Credit Facility bear interest at either a base rate plus an applicable margin ranging from 0.75% to 1.75%, or at LIBOR plus an applicable margin ranging from 1.75% to 2.75%. The applicable margin will vary based upon WNRL's Consolidated Total Leverage Ratio, as defined in the WNRL Revolving Credit Facility.
On October 15, 2014, to partially fund the purchase of certain assets from Western, WNRL borrowed $269.0 million under the WNRL Revolving Credit Facility. On February 11, 2015, WNRL repaid its outstanding direct borrowings under the WNRL Revolving Credit Facility with a portion of the proceeds from the issuance of its 7.5% Senior Notes, discussed below. On October 30, 2015, WNRL borrowed $145.0 million under the WNRL Revolving Credit Facility to partially fund the purchase of the TexNew Mex Pipeline System from Western.
The WNRL Revolving Credit Facility contains covenants that limit or restrict WNRL's ability to make cash distributions. WNRL is required to maintain certain financial ratios that are tested on a quarterly basis for the immediately preceding four quarter period. As of December 31, 2015, the availability under the WNRL Revolving Credit Facility was $154.3 million, net of $145.0 million direct borrowings and $0.7 million in outstanding letters of credit.
7.5% Senior Notes
On February 11, 2015, WNRL entered into an indenture (the “WNRL Indenture”) among the Partnership, WNRL Finance Corp., a Delaware corporation and wholly-owned subsidiary of the Partnership (“Finance Corp.” and together with the Partnership, the “Issuers”), the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”) under which the Issuers issued $300.0 million in aggregate principal amount of 7.5% Senior Notes due 2023. The Partnership will pay interest on the 7.5% Senior Notes semi-annually in cash in arrears on February 15 and August 15 of each year, beginning on August 15, 2015. The 7.5% Senior Notes will mature on February 15, 2023. WNRL used the proceeds from the notes to repay the full balance due under the WNRL Revolving Credit Facility on February 11, 2015.
The WNRL Indenture contains covenants that limit WNRL’s and its restricted subsidiaries’ ability to, among other things: (i) incur, assume or guarantee additional indebtedness or issue preferred units, (ii) create liens to secure indebtedness, (iii) pay distributions on equity securities, repurchase equity securities or redeem subordinated indebtedness, (iv) make investments, (v) restrict distributions, loans or other asset transfers from the Partnership’s restricted subsidiaries, (vi) consolidate with or merge with or into, or sell substantially all of the Partnership’s properties to, another person, (vii) sell or otherwise dispose of assets, including equity interests in subsidiaries and (viii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions. The WNRL Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, and interest on all the then outstanding Notes to be due and payable immediately.